SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 9, 2003

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839

(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification
incorporation)		number)

Ten Penn Center, 1801 Market Street, Philadelphia, PA	19103-1699

(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

Item 5.    Other Events.

On October 9, 2003, Sunoco Logistics Partners L.P. issued a press release announcing that it was able to close on the acquisition of an additional 3.1 percent interest in West Shore Pipe Line Company from Marathon Oil Company. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)    Exhibits

99.1	Sunoco Logistics Partners L.P. Press Release dated October 9, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.
By: Sunoco Partners LLC, its General Partner

By: /S/ SEAN P. MCGRATH
Sean P. McGrath
Comptroller
(Principal Accounting Officer)

Date: October 9, 2003

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Sunoco Logistics Partners L.P. Press Release dated October 9, 2003